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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
       Date of report (Date of earliest event reported): February 28, 2003

                            BJ's Wholesale Club, Inc.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                   001-13143                04-3360747
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(State or Other Jurisdiction       (Commission             (IRS Employer
     of Incorporation)             File Number)         Identification No.)

                  One Mercer Road, Natick, Massachusetts 01760
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               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (508) 651-7400

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 1. Changes in Control of Registrant.
Not Applicable.

Item 2. Acquisition or Disposition of Assets.
Not Applicable.

Item 3. Bankruptcy or Receivership.
Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable.

Item 5. Other Events and Regulation FD Disclosure.

On February 28, 2003, BJ's Wholesale Club, Inc. (the "Company") issued a press release regarding a change in the Company's executive vice president, merchandising. See the press release attached hereto as Exhibit 99.

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Item 6. Resignations of Registrant's Directors.
Not Applicable.

Item 7. Financial Statements and Exhibits.

          (c)  Exhibits

        Exhibit No.         Description
        -----------         -----------
        99                  Press Release dated February 28, 2003

Item 8. Change in Fiscal Year.
Not Applicable.

Item 9. Regulation FD Disclosure.
See Item 5.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BJ's WHOLESALE CLUB, INC.

Date:  February 28, 2003                By:  /s/ Frank D. Forward
                                            ---------------------------
                                            Frank D. Forward
                                            Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.         Description
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99                  Press Release dated February 28, 2003